1 Chandler Residences at Southern Post INVESTOR PRESENTATION 2025

2 SHAREHOLDER VALUE Diversified Business Model Positive Sustainability Transitioning Balance Sheet Value Creation Through Development Class-A, Trophy Properties Strong Operational Metrics with High Occupancy

ADVANTAGE OF DIVERSIFICATION IN CORE MARKETS

ARMADA HOFFLER

Our portfolio consists of:

mixed-use ecosystem (multifamily + retail + office)
and grocery-anchored shopping centers
in
mid-Atlantic and Southeast markets

ABR BY ASSET CLASS



14%
2%
26%
58%
Mixed-Use(1)
Retail
Office
Multifamily

NOI BY STATE



14%
10%
29%
2%
3%
42%
VA
MD
NC
GA
SC
Other

3

(1) Mixed-Use consists of Town Center of Virginia Beach, Harbor Point – Baltimore Waterfront, One City Center, The Interlock, and Providence Plaza.

4 CURRENT SNAPSHOT AS OF DECEMBER 31, 2024 TOTAL PORTFOLIO 6.2M STABILIZED COMMERCIAL SF 2,492 STABILIZED MULTIFAMILY UNITS ABR IN MIXED-USE COMMUNITIES 58% GROWTH FOCUS MULTIFAMILY & GROCERY ANCHORED RETAIL COMMERCIAL GAAP RELEASING SPREAD 12.3% ENTERPRISE VALUE(1) $2.4B BBB CREDIT RATING STABILIZED OCCUPANCY ~$4.5M NOI TO BE ADDED BY THE END OF 2025 BY DELIVERY OF DEVELOPMENT PIPELINE 96%

5 2025 OUTLOOK & ASSUMPTIONS OUTLOOK LOW HIGH PROPERTY PORTFOLIO NOI $171.2M $175.8M CONSTRUCTION SEGMENT PROFIT $6.8M $8.6M G&A EXPENSES ($17.6M) ($16.6M) INTEREST INCOME $15.7M $16.7M ADJUSTED INTEREST EXPENSE ($63.5M) ($59.5M) NORMALIZED FFO PER DILUTED SHARE $1.00 $1.10 GUIDANCE ASSUMPTIONS • Harbor Point T. Rowe Price and Allied delivered in Q1 2025 • Construction gross profit decline due to lower backlog • Chandler Residences stabilized in Q2 2025 5

6 VALUE CREATION STEP 1 - Capital raise to equitize development projects – complete, Sept. ‘24 STEP 2 - Reduce leverage; improve quality of balance sheet - in progress STEP 3 - Focused property income growth through responsible capital allocation OUR CORE DNA Mixed-use centers Focused on high quality multifamily and office Established reputation for creating mixed-use ecosystems High quality assets located in sought after markets with strong growth drivers and increased demand

7 DIVIDEND PAYOUT $0.78 $0.82 $0.56 $0.97 $0.93 $0.81 $0.81 $0.75 $0.66 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 FY2023 FY2024 FY2025E Dividend Per Share AFFO Per Share AFFO Less Non-Cash Interest Income Per Share

BALANCE SHEET SUMMARY

AS OF DECEMBER 31, 2024

ARMADA HOFFLER

100%
FIXED OR HEDGED*

5.8x
STABILIZED PORTFOLIO DEBT/STABILIZED PORTFOLIO ADJ. EBITDAre

7.2x
NET DEBT/TOTAL ADJUSTED EBITDAre

4.4%
PORTFOLIO WTD. AVG. INTEREST RATE

6.9x
STABILIZED PORTFOLIO DEBT + PREFERRED/STABILIZED PORTFOLIO ADJ. EBITDAre

8.2x
NET DEBT + PREFERRED / TOTAL ADJ. EBITDAre

**Leverage currently elevated due to self-funding the development pipeline. Fixed or hedged includes January 2025 executed interest rate swap*

LONG-TERM TARGET 5.5x - 6.5x Net Debt / Total Adjusted EBITDAre

DEBT MATURITY LADDER



Revolving Credit Facility Availability
$355MM Revolving Credit Facility
Unsecured Term Loans
Secured Debt
$137M 1
$356M 2
$532M 3
$210M Undrawn Balance 4
$369M
$114M
2025
2026
2027
2028
2029+

1. *Does not reflect two 12-month extension options on $30MM of secured debt, and one 12-month extension option on $95MM of unsecured term loans.*
2. *Does not reflect two 12-month extension options on $60MM of secured debt.*
3. *Does not reflect one 12-month extension option on $135MM of unsecured term loans and two six-month extensions options on the Revolving Credit Facility.*
4. *Terms and Conditions Apply.*

REAL ESTATE FINANCING

AS OF DECEMBER 31, 2024

ARMADA HOFFLER

SOLIS GAINESVILLE II
Gainesville, GA

Size: 184 MF Units
Estimated Stabilization: 2Q25





THE ALLURE AT EDINBURGH
Chesapeake, VA

Size: 280 MF Units
Estimated Stabilization: 4Q25

SOLIS KENNESAW
Kennesaw, GA

Size: 239 MF Units
Estimated Stabilization: 1Q26





SOLIS PEACHTREE CORNERS
Peachtree Corners, GA

Size: 249 MF Units
Estimated Stabilization: 3Q26

SOLIS NORTH CREEK
Huntersville, NC

Size: 303 MF Units
Estimated Stabilization: 4Q27



9

VALUE CREATION PLATFORM-EXPANSION PLATFORM

ARMADA HOFFLER

Projects Coming Online in High-Growth Markets with Strong Demand Fundamentals



Southern Post

Development Portfolio Asset

- Mixed-use community in Roswell, Georgia
- 95k SF of office space and 42k SF of retail space
- 128 apartments and nine townhomes (Chandler Residences)



The Allure at Edinburgh

Real Estate Financing Portfolio Asset

- 280-unit multifamily community in Chesapeake, Virginia; initial Q4'24
- Average household income $155K+ within a 5-mile radius (population: 52,525), higher than average income in Midtown Atlanta



Solis Gainesville II

Real Estate Financing Portfolio Asset

- 184-unit multifamily community 50 miles northeast of Atlanta in Gainesville, Georgia
- Synergy with adjacent best-in-class Armada multifamily asset, The Everly

10

11 VALUE CREATION PLATFORM- EXPANSION PLATFORM CONT. T. Rowe Price Global Headquarters Joint Venture Portfolio Asset • 553K SF office and 20K SF of retail • 2,000 T. Rowe Price associates based in this office • Harbor Point is one of the most prominent waterfront developments on the East Coast spanning 27 acres, including 10 acres of green and park space Allied | Harbor Point Joint Venture Portfolio Asset • 312-unit multifamily community in Baltimore, Maryland; preleasing started July 1, 2024 • Waterfront development featuring 16K SF of retail and 1,252 parking spaces Columbus Village Redevelopment Development Portfolio Asset • 14,000-square-foot lease with a prominent grocer and a 19,000-square-foot lease with a national sporting goods retailer • With 6.9 million annual visits and consistent year- over-year increases in foot traffic, Town Center of Virgina Beach district remains the dominant real estate development in the market Projects Coming Online in High-Growth Markets with Strong Demand Fundamentals

VALUE CREATION PLATFORM- EXPANSION PLATFORM

ARMADA HOFFLER

Significant Additional NOI Expected When Stabilized[1]



SOUTHERN POST 2
ALLURE AT EDINBURGH 3
SOLIS GAINESVILLE 4
ALLIED HARBOR POINT 5
T.RowePrice 6
Columbus Village II 7

1. There can be no assurances that Armada Hoffler will acquire the properties on the terms it anticipates or at all. Further, there can be no assurances that (i) the properties will stabilize on the timing expected by Armada Hoffler or (ii) the forecasted NOI will be achieved, which is subject to numerous risks some of which will be outside Of Armada Hoffler's control, including market rental rates, property operating and maintenance expenses and real estate tax rates.
2. Reflects the NOI expected to be generated by Southern Post following stabilization, which is based on current signed leases, an estimate of operating expenses provided by a third-party property manager, expenses detailed under the insurance policy and real estate tax benefits.
3. Reflects the NOI expected to be generated by The Allure at Edinburgh following stabilization, which is based on a market study conducted by Armada Hoffler's partner for the project, rental rates for competing properties in the area and an estimate of operating expenses provided by a third-party property manager.
4. Reflects the NOI expected to be generated by Solis Gainesville II following stabilization, which is based on revenues and expenses at The Everly (formerly known as Solis Gainesville I) and current preleasing and occupancy data.
5. Reflects the NOI expected to be generated by Allied | Harbor Point following stabilization, which is based on revenues and expenses at comparable properties that Armada Hoffler owns in Harbor Point, current preleasing of parking spaces, an estimate of operating expenses provided by a third-party property manager and an independent underwriting of the property.
6. Reflects the JV Property Income expected to be generated from Armada Hoffler's 50% interest in the T. Rowe Price Global HQ, which is based on revenues of signed and speculative leases, expenses at comparable properties, and assumed debt service on the property.
7. Reflects the additional NOI expected to be generated by Columbus Village II following completion of the redevelopment project at the property, and current leasing of the space previously occupied by Bed Bath & Beyond.

12

13 DEVELOPMENT/REDEVELOPMENT OPPURTUNITIES OPPORTUNITIES Assumptions regarding future opportunities are subject to change. IN-PROGRESS Projects Description of Project Columbus Village II Redevelopment of a 37,500 square foot building previously occupied by Bed Bath & Beyond into a grocery- anchored multi-tenant shopping center. Additional outparcel redevelopment opportunity. Town Center of Virginia Beach & Harbor Point Relocation and consolidation of space occupied by the Company to accommodate office space demand. Southgate Square Development of 0.83 acres for a single tenant outparcel user. Liberty Apartments Relocation of the leasing office to accommodate the addition of additional apartment units. Pembroke Square Outparcel creation and densification opportunities in the existing parking field. Property Description of Project Columbus Village II Redevelopment of +/- 4 acres for alternate commercial or residential use Harrisonburg Regal Redevelop for alternate commercial or residential use; outparcel development potential Southgate Square Potential to right-size existing tenants to accommodate backfill opportunities Fountain Plaza Conversion of 2nd floor retail into alternate commercial uses South Square Outparcel creation opportunity on the hard corner Pembroke Square Conversion of existing office space into alternate commercial uses The Interlock Expansion and densification opportunities on existing undeveloped greenspace Red Mill Commons Outparcel creation and densification opportunities in the existing parking field Providence Plaza Densification of the surface parking lot and maximizing the day/night use of the structured parking Greenside Apartments Monetize excess parking garage capacity Town Center of Virginia Beach Expansion opportunity and option for future development Broad Creek Shopping Center Outparcel creation and densification opportunities in the existing parking field

SIGNIFICANT COMMERICAL LEASE ACTIVITY OVER PAST 6 MONTHS

ARMADA HOFFLER

- The Gathering Spot at The Interlock ($2M ABR)
- F1 Arcade at The Interlock ($765k ABR)
- Backfill of WeWork at The Interlock:
    - Look Listen at The Interlock ($335k ABR)
    - Directional Capital at The Interlock ($281k ABR)
- Alloy at The Interlock ($391 ABR)
- LSFS at The Interlock ($200k ABR)
- Trader Interactive at Town Center of Virginia Beach ($495k ABR)
- Willams Mullen expansion at Town Center of Virginia Beach ($440k ABR)
- STV at Town Center of Virginia Beach ($158k ABR)
- Kimley Horn expansion at Town Center of Virginia Beach ($190k ABR)
- O'Reilly Auto Parts @ Parkway Place ($158k ABR)
- 7 Brew at Southgate Square ($110k ABR)







14

15 PORTFOLIO HIGHLIGHTS WEIGHTED AVERAGE PORTFOLIO OCCUPANCY 4Q24 SAME STORE NOI GROWTH (GAAP) NEW & RENEWED COMMERCIAL SF IN 4Q24 315K 96% 3.6% AS OF DECEMBER 31, 2024 71 STABILIZED PROPERTIES(1) 6.3 COMMERCIAL WEIGHTED AVERAGE LEASE TERM REMAINING (YEARS) (1) Mixed-use portions of properties counted as separate properties for each segment. 4% 0% 0% 4% 8% 10% 7% 13% 11% 6% 6% 3% 3% 25% Commercial SF Expirations 68% 27% 5% ABR by Vintage 2010+ 2000 - 2009 < 2000

16 MIXED-USE COMMUNITIES • 2.9M SF COMMERCIAL SPACE IN MIXED-USE PORTFOLIO • 2.2M SF OF CLASS A PREMIER OFFICE SPACE • 0.7M SF OF RETAIL • 1,151 MF UNITS • STRATEGICALLY LOCATED IN CORE SUBMARKETS • AVERAGE WALK SCORE OF 90 • POTENTIAL FUTURE SOURCE OF CAPITAL THROUGH SALE AS OF DECEMBER 31, 2024 (1) Mixed-Use consists of Town Center of Virginia Beach, Harbor Point – Baltimore Waterfront, One City Center, The Interlock, and Providence Plaza (2) Includes Liberty Retail and The Edison Retail Grocery Anchored and Power Centers (2) Multifamily OfficeMixed-Use(1) Mixed-Use Retail: 17.5% Mixed-Use Office: 57.2% Mixed-Use Multifamily: 25.3% 58%26% 2% 14% TOTAL PORTFOLIO ABR

17 MIXED-USE COMMUNITIES 95.6% OCCUPIED 33 STABILIZED MIXED-USE PROPERTIES 2,914,870 COMMERCIAL RSF 1,151 MULTIFAMILY UNITS $118.1M ABR/AQR – 4Q24 92.6% 97.0% 94.4% Mixed-Use Retail Mixed-Use Office Mixed-Use Multifamily MIXED-USE OCCUPANCY LEASE EXPIRATIONS % of Total Commercial Mixed-Use SF Expiring

18 NON MIXED-USE PORTFOLIO NON MIXED-USE RETAIL: 95.9% OCCUPIED 29 STABILIZED RETAIL PROPERTIES 3,086,975 RSF $52.2M ABR – 4Q24 NON MIXED-USE MULTIFAMILY: 96.1% OCCUPIED 6 STABILIZED MULTIFAMILY PROPERTIES 1,341 MULTIFAMILY UNITS $27.6M AQR – 4Q24

19 TOP 10 INVESTMENT GRADE1 TENANTS BY ABR AS OF DECEMBER 31, 2024 7.2% 4.2% 3.7% 1.8% 0.9% 0.9% 0.8% 0.8% 0.7% 0.7% (1) Investment Grade per public sources. (2) Reflects T. Rowe Price at 50% ABR to account for Armada Hoffler’s JV Ownership %. 2

20 INVESTOR PRESENTATION Appendix

21 SOUTHERN POST • New mixed-use project, diverse income stream • High barrier to entry • Outdoor spaces • Amenitized walkable environment • 137 MULTIFAMILY UNITS (CHANDLER RESIDENCES) – 95% LEASED(1) • 95K SQUARE FEET OF OFFICE ANCHORED BY VESTIS AND 42K SQUARE FEET OF RETAIL – 72% LEASED OR LOI(1) MIXED-USE COMMUNITY IN ROSWELL, GEORGIA (1) As of 3/22/2025.

22 THE INTERLOCK • An unparalleled destination for entertainment, dining, shopping and more • Located in the West Midtown neighborhood • Amenitized walkable environment • NINE-ACRE DEVELOPMENT FEATURING 200K SQUARE FEET OF OFFICE AND 105K SQUARE FEET OF CAREFULLY CURATED RETAIL • PARTNERSHIP WITH GEORGIA TECH • PRIVATE MEMBERSHIP CLUB, RETREAT AT THE GATHERING SPOT • 161-ROOM BELLYARD, A TRIBUTE PORTFOLIO HOTEL MIXED-USE COMMUNITY IN ATLANTA, GEORGIA

23 TOWN CENTER OF VIRGINIA BEACH MIXED-USE COMMUNITY • 550K SQUARE FEET OF RETAIL • 810K SQUARE FEET OF OFFICE • ~760 MULTIFAMILY UNITS • THREE ADDITIONAL PARCELS FOR DEVELOPMENT/REDEVELOPMENT (PARCEL 2 CURRENTLY BEING REDEVELOPED)

VIRGINIA BEACH MARKET REVIEW

ARMADA HOFFLER

QUICK FACTS

2nd
Largest MSA in Virginia

12th
Largest MSA on East Coast

6%
Population growth since 2010

1.8M
MSA population (37th most populous MSA in U.S.)

$79K
Median household income

3.0%
Unemployment

KEY INDUSTRIES & GROWTH SECTORS

- Defense
- Advanced Manufacturing
- Healthcare
- Distribution & Logistics
- Education
- Business & Administrative Services

NOTABLE EMPLOYERS

- Dollar Tree
- Department of Defense
- HII
- The Port of Virginia
- Sentara
- Ferguson
- Smithfield
- Old Dominion University

MARKET COMMENTARY

STABLE, RECESSION RESISTANT ECONOMY

- World's largest naval base and largest collection of military installations of any MSA in the US
- The Port of Virginia: One of the most active in the U.S.
- Healthcare and Education: 33 universities, colleges, and trade schools plus 22 hospitals
- Tourism: Over 4M annual visitors to Virginia Beach
- Landing site of the world's fastest transoceanic fiber cables with connections to South America and Europe
- Over 38 miles of beaches
- Improved 15 places in ULI's annual survey of U.S. Markets to Watch (from 65th in 2022 to 50th in 2023)
- 10 miles from both the Virginia Beach Oceanfront and Norfolk

TOWN CENTER OF VIRGINIA BEACH

- Main & Main: Serves as the center of the MSA
- Tremendous growth opportunity to fill the void of the urban core
- 20+ years and ongoing public-private partnership with the city
- Full office occupancy with no plans for downsizing
- Employers in the region want to be here
- Provides on-site and walkable retail, dining, and entertainment options

24

25 HARBOR POINT (1) Represents 100% of the property of which the company owns 90% economic interest AHH Owned JV Development with Beatty Development Group 1 - Thames Street Wharf 263,000 Office 5 - T. Rowe Price Global HQ 550,000 Office 2 - 1405 Point 289 MF units 20,000 Retail 3 - Wills Wharf 328,000 Office 250 Parking Spaces 4 - Constellation Energy Building⁽¹⁾ 444,000 Office 6 - Allied | Harbor Point (Parcel 4) 312 MF Units 103 MF units 16,000 Retail 39,000 Retail 1,250 Parking Spaces 250 Potential Additional MF Units 1,074,000 SF & 392 MF Units 586,000 SF, 562 MF Units, 1,500 Parking MIXED-USE COMMUNITY IN BALTIMORE, MARYLAND

26 BALTIMORE MARKET REVIEW QUICK FACTS 2.8M MSA population, 28th highest 7% Population growth over last 10 years $94K Average household income 29th Most populous city in the U.S. 3.7% Unemployment 7th Largest MSA on the East Coast KEY INDUSTRIES AND SERVICES Education The New “Main & Main” – That Cannot Be Outflanked • Last developable waterfront site • Strategically and centrally located • Walking distance to Harbor East, Fell’s Point, Inner Harbor, and Federal Hill • Corporate relocations from the CBD (Light & Pratt) Business and Administrative Services • Unparalleled amenities - The newest, livable, walkable, urban destination • Opportunity as a result of 20-year, ongoing relationship with Beatty Development Group • Originated from Armada Hoffler’s construction arm then evolved and transitioned into a true partnership • Public-private partnership with the City of Baltimore 9 other colleges and universities THE NEW “MAIN & MAIN” – THAT CANNOT BE OUTFLANKED 6

27 This presentation should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated February 19, 2025, which has been furnished as Exhibit 99.1 to our Form 8-K furnished on February 19, 2025. The Company makes statements in this presentation that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and, as such, may involve known and unknown risks and uncertainties, and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipel ine, the Company’s real estate financing program, the Company’s construction and development business, including backlog and timing of deliveries and estimated costs, financing activities, as well as acquisitions, dispositions, and the Company’s financial outlook, guidance, and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward-looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and the other documents filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC from time to time. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company’s expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law. FORWARD-LOOKING STATEMENTS